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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2000



                           MOLECULAR BIOSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                  1-10546                   36-3078632
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)  (I.R.S. IDENTIFICATION NO.)



              10030 BARNES CANYON ROAD, SAN DIEGO, CALIFORNIA 92121
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 812-7001


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Item 5.  Other Events


MOLECULAR BIOSYSTEMS AND GENTA ANNOUNCE LICENSING DEAL FOR KEY ANTISENSE TECHNOLOGY

On June 5, 2000, Molecular Biosystems, Inc. and Genta Incorporated announced the licensing of a broad portfolio of patents and technology that relate to antisense for therapeutic and diagnostic applications. The agreement includes grants of both exclusive and non-exclusive rights to Genta from MBI on a royalty-free basis in return for cash and shares of Genta common stock.





Item 7.  Financial Statements and Exhibits

         10.1     Press release dated June 5, 2000

         10.2     License agreement between Molecular Biosystems, Inc. and Genta
                  Inc.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MOLECULAR BIOSYSTEMS, INC.




/s/ BOBBA VENKATADRI
-------------------------------
Bobba Venkatadri
President and Chief Executive Officer



6/13/00
-------------------------------
Date


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                                  EXHIBIT INDEX

     Exhibit      Description

     10.1         Press release dated June 5, 2000

     10.2         License agreement between Molecular Biosystems, Inc. and Genta
                  Inc.


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